UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 1, 2008

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 2, 2008, People’s United Financial, Inc. (“People’s United”) filed a Form 8-K reporting the closing of its acquisition of Chittenden Corporation (“Chittenden”) on January 1, 2008. In that filing, People’s United indicated that it would amend the
Form 8-K at a later date to include the financial information required by Item 9.01. This amendment to the Form 8-K filed on January 2, 2008 is being filed to provide such financial information, which is attached as Exhibits 99.1, 99.2 and 99.3.

Except as described above, no other changes have been made to the Current Report on Form 8-K filed on January 2, 2008.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The following financial statements of Chittenden, including all notes thereto and management’s statement of responsibility, are hereby incorporated by reference to Part II, Item 8 and Item 9A, respectively, of Chittenden’s Annual Report on Form 10-K filed on February 26, 2007:

(i)	Consolidated Balance Sheets at December 31, 2006 and 2005;

(ii)	Consolidated Statements of Income for the years ended December 31, 2006, 2005 and 2004;

(iii)	Consolidated Statements of Changes in Stockholders’ Equity and Comprehensive Income for the years ended December 31, 2006, 2005 and 2004; and

(iv)	Consolidated Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004.

All other financial statements required by this Item 9.01 appear as Exhibit 99.2 to this report.

(b) Pro Forma Financial Information

The pro forma financial information required by this item appears as Exhibit 99.3 to this report.

(d) The following Exhibits are filed herewith.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Financial Statements of Chittenden Corporation as of and for the year ended December 31, 2006

99.2	Financial Statements of Chittenden Corporation as of and for the year ended December 31, 2007

99.3	Pro Forma Financial Information

[signature appears on following page]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: March 17, 2008	By:	/s/ Eric J. Appellof
(Signature)
	Name:	Eric J. Appellof
	Title:	Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Financial Statements of Chittenden Corporation as of and for the year ended December 31, 2006

99.2	Financial Statements of Chittenden Corporation as of and for the year ended December 31, 2007

99.3	Pro Forma Financial Information